UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

The Goodhaven Funds Trust
 (Exact name of registrant as specified in charter)

4940 SW 83rd Street
                                          Miami, Florida 33143_______________________
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
4940 SW 83rd Street
                                          Miami, Florida 33143_______________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (305) 677-7650

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2016

Item 1. Report to Stockholders.

Semi-Annual Report
May 31, 2016

GoodHaven Fund
Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Portfolio Management Discussion and Analysis	11
Sector Allocation	17
Schedule of Investments	18
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	24
Expense Example	34
Approval of Investment Advisory Agreement	36
Additional Information	39
Privacy Notice	40

GoodHaven Fund

PERFORMANCE as of May 31, 2016

	6		12	5	Since	Since
	Months	Calendar	Months	Years	Incept.[1]	Incept.[1]
	Ended	YTD	Ended	Annualized	Cumulative	Annualized
GOODX	5.41%	11.67%	-7.45%	3.32%	19.77%	3.57%
S&P 500 Index[2]	1.93%	3.57%	1.72%	11.67%	76.32%	11.65%
Russell 2000 Index[2]	-2.86%	2.28%	-5.97%	7.86%	47.47%	7.84%

HFRI Fundamental
Growth Index[3]	-0.85%	0.11%	-8.20%	0.02%	-0.18%	-0.03%
HFRI Fundamental
Value Index[3]	-1.77%	-0.28%	-6.08%	3.81%	20.93%	3.74%
CS Hedge Fund Index[3]	-2.36%	-1.52%	-5.39%	2.62%	14.74%	2.69%

[1]	The Fund commenced operations on April 8, 2011.
[2]	With dividends reinvested
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 5/31/16. Source: Bloomberg Terminal

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

June 25, 2016

Dear Fellow Shareholders of the GoodHaven Fund (the “Fund”):

Despite a poor December following the end of our fiscal year, we have seen conditions change, with a significant bounce in some of our larger holdings leading to much better performance in recent months.  For the calendar year-to-date through May 31st, the Fund has gained 11.67% compared to a gain of 3.57% for the S&P 500 Index assuming reinvestment of dividends, a positive trend that has continued in June through the date of this letter.

Barrick Gold Corporation (Barrick) is now our largest investment. From its lows near calendar year end, Barrick has tripled in price and we now have a significant unrealized gain on our average cost.  WPX Energy (WPX) nearly doubled in price after significant capital allocation moves and a modest oil price recovery, where the

GoodHaven Fund

worst of oil’s decline now seems to be in the rear-view mirror.  Importantly, we remind our fellow shareholders that both of these investments were not simple or binary commodity bets – both had large and valuable asset bases and had undergone material governance changes that we thought could lead to dramatically improved financial results – something that now appears to be well underway.  Although commodity prices will ebb and flow and share price volatility is expected, we believe the benefits of that insight are not over.

While gratified that the Fund seems to have exited what appeared to have been a “perfect storm” over the last eighteen months, we believe there is more improvement to come.  We are grateful to our fellow shareholders who have maintained a long view and who understand that focused value investing means having periods where the Fund will zig while the market zags.  Last year, the zigging was particularly painful; so far this year, the zagging has been more to our liking.  Nevertheless, we still have much to prove.

As noted above, the last six months have seen a significant bounce in some of our larger investments, leading to better relative and absolute performance (despite a large drag of a sizeable holding that is now far smaller – more below.)  As should be obvious, if you want something other than index performance, your portfolio can’t resemble the index.  Massive money flows have poured into passive investing strategies, index funds, and exchange-traded funds (ETFs) in recent years, helping to inflate index prices that appear richly valued by historic metrics.  We believe looking different is likely to be a material advantage for quite some time to come and, on average, the Fund owns securities that seem materially cheaper than indexes on common valuation metrics.  As is our goal in these communications, we will try to discuss our most important investments with you in the same way we would want if our roles were reversed.

Barrick is continuing its process of transformation in response to the governance changes that we have chronicled in past letters.  Under the guidance of Chairman John Thornton, the company has significantly reduced debt and lowered operating costs.  Perhaps more importantly, the company has been on a mission to assemble a talented and experienced management team that is capable of creating a growing world-class business to match Barrick’s world-class asset base.  Although the company has approached our earlier estimate of intrinsic value, metals prices have risen and we believe John and his team are capable of growing that value over time by a meaningful amount.  After the end of the semi-annual period, we slightly reduced our investment near recent highs as a prudent portfolio management step.  However, we believe there is significant optionality associated with a company that has an improving balance sheet, clever management team, a large and efficient asset base, and a core commodity price that has risen only moderately over recent multi-year lows.

Another important holding is WPX, which appreciated significantly during the semi-annual period.  Certainly, we never imagined that oil prices would fall into the $20s per barrel and our initial purchases turned out to be very poorly timed.

GoodHaven Fund

Notwithstanding these industry stresses, WPX has managed to not only survive, but to reposition itself to take advantage of a rebound in prices.  Recently the company raised cash through an equity offering that should serve to accelerate its growth plans.  While we never like dilution, we believe the trade-off of a stronger balance sheet and better growth prospects should offset the additional share count.

CEO Rick Muncrief and his team have proven themselves able to execute capital allocation actions under stress and to continually improve the company’s cost structure.  WPX started as a large pile of assets spread across the country (and in Argentina), with mostly natural gas reserves.  Despite difficult conditions under which to reallocate capital, WPX has remade itself over the last two years as one of the best positioned shale oil companies in the United States.  The company has significant acreage in the central and low cost parts of the Permian and Williston Basins, as well as the San Juan.  A greatly improved balance sheet, sharply reduced cost structure, and a far more focused asset portfolio should allow for material growth in intrinsic value.  In addition, in what can only be described as a brief period of complete panic in the high-yield bond market in early 2016, we bought some short-term WPX bonds maturing in 2017 at a yield-to-maturity of close to 14%.  While short-dated, these bonds have appreciated and the company has the cash in the bank to pay off the remaining tranche of this issue at maturity early next year.

While pleased with performance in recent months, it frankly should have been far better.  The first half of the year saw a dramatic decline in the price of Walter Investment Management (Walter), making overall performance appear good when it should have been spectacular.  We attribute the price weakness to the failures of management to execute on previously announced liquidity and capital initiatives and, following a December rate hike by the Federal Reserve, a completely unexpected and massive decline in interest rates on 10-year U.S. Treasuries in the last six months and particularly toward the end of the semi-annual period.

This unexpected bond rally has led to accelerated amortization and sizeable non-cash write-downs of the carrying value of mortgage servicing assets, creating net losses and reducing Walter’s net worth during a period where the company should have been moving much faster to reduce leverage and its cost structure.  We actually sold a few shares in January but stopped selling as the price declined amid widespread expectations for interest rate increases, which would reverse negative accounting losses.  In hindsight, we should have continued.1

__________

[1]
It is, perhaps, worth mentioning that this putative error has not only cost us and our fellow fund shareholders performance and dollars, but both of your portfolio managers own significant shares in separate accounts outside of the fund as well.  Unlike many other fund managers, our mea culpa’s have a personal hard dollar cost.

GoodHaven Fund

Recently, after a search initiated by large shareholders on the newly constituted Board of Walter, the company recruited an Executive Chairman and interim CEO from the outside who has an impressive background (he takes the helm on June 30).  However, despite Walter’s position as one of the few scale non-bank servicers (a processing business with little or no credit risk), the company’s reputation and financial standing has suffered, made worse by recent additional interest rate declines.  While the Board seems to be acting sensibly and with a sense of urgency, delays in executing transactions may mean that some previously planned actions are no longer feasible.  Only time will tell.

In this investment, we frankly made an error that was avoidable, and became a frog in a slowly warming pot of water – something that we try hard to avoid.  As we write, Walter represents less than 2% of the overall portfolio.  The damage is essentially done, though new management should be capable of making a difference to what should be a valuable franchise in mortgage servicing and lending that is capable of generating very significant cash in relation to the share price if properly run.2

During the semi-annual period, there was other positive movement.  A number of our companies made significant business progress and saw their shares appreciate – some of these are discussed below.  Other than Walter, the only material decliners were Staples and Sears Holdings.  Staples dropped in the wake of the government’s rejection on anti-trust grounds of its proposal to acquire rival Office Depot, a negative mark we expect will prove temporary.  Staples generates significant free cash flow in relation to its stock price, has a strong core business (commercial contract, where it dominates according to the U.S. government’s anti-trust lawsuit) and has been selling online for many years.  Its competitive position seems reasonably strong and we added modestly to our investment near recent lows.  Sears, a much smaller position,  declined in response to continued losses amid little evidence that it has been able to redeploy its extensive asset base in a way that would reduce operating losses.

Last fall, Hewlett-Packard split into two companies, HP Enterprise (Enterprise) and HP Inc. (HP), with Enterprise consisting of the Server, Storage, Networking, Services, and Finance businesses and HP consisting of the personal computer and printing businesses.  We thought both were materially undervalued given significant cash generation, modest leverage, and low prices in relation to our estimates of free cash flow – some of the lowest multiples of companies within the S&P 500.

__________

[2]
Mortgage servicing rights created in recent years at low coupons and with strict underwriting should prove to be enormously valuable assets with even a modest increase in interest rates.  Whether we rode the wrong horse or whether the company can adjust enough to survive an extended period of low interest rates and higher compliance costs has become an open question.  Not disputable is that we erred in position sizing with a company having unproven management and growing leverage (albeit to acquire assets we think valuable) an error we will do our best to avoid in the future.

GoodHaven Fund

Since the end of the fiscal year, both have rebounded modestly, yet both remain inexpensive.  Recently, Enterprise announced several significant capital allocation moves, including the sale of a majority stake in its Chinese networking business and the combination of its services business with that of Computer Sciences Corporation (CSC), another large public company.  When the deal closes, Enterprise shareholders will receive shares in a new company combining the services business of Enterprise with those of CSC that will trade publicly.  This combination should result in significant reduction in costs from the elimination of overlapping expenses and should afford the hardware side of Enterprise greater opportunities (though with no guarantees) in selling to large corporate and government customers.  The cash received from the deal should also accelerate Enterprise’s plans to return capital through stock repurchases.  As both companies become more focused and more nimble businesses, market valuations should improve.

HP has struggled with declining revenues as personal computers and many printing segments are stagnant or declining, exacerbated by a strong U.S. Dollar, which negatively affects reported income given that nearly two-thirds of the business is outside the United States.  Nevertheless, the company continues to generate large cash flows that we think can be deployed for the benefit of shareholders through dividends and advantageous stock repurchases at low multiples to cash flow.  The printer and PC markets are large and will remain so for some time to come.  HP is currently priced as though the business will shrink about 8% per annum in perpetuity – something we think is unlikely.  However, notwithstanding a very low valuation, we expect at least a few more quarters of tough comparisons before the company should appear stable.  In the interim, we have received a dividend yield on recent purchases of between 4% and 5% per annum while we wait.

Since our initial purchases of Spectrum Brands Holdings, Inc. shares at roughly one-quarter of current prices, the company has developed into a collection of premier consumer branded businesses in diverse end markets.  The company appears to be capable of sustaining significant and growing free cash flows over time and has been an adroit acquirer of businesses.  The company has more debt than we would prefer, although its obligations are low cost and most of its business segments are recession resistant.  There are certainly opportunities to do “bolt-on” acquisitions and increase market share.  Recently, its insect repellant brands (Cutter, Hotshot, Black Flag, and others) got a boost from the “Zika” virus.  The company also entered the automotive products vertical through the acquisition of Armor All and STP, which we think has worldwide potential.

Quietly and steadily, White Mountains Insurance Group (White Mountains) has seen its share price continue to appreciate.  We now have a meaningful gain since our initial purchases as the company continues to sell assets and pile up cash.  White Mountains was originally created by insurance industry legend Jack Byrne and has been ably managed for years under the leadership of Jack’s successor, Ray Barrette.

GoodHaven Fund

Moreover, management has proven to be a paragon of capital allocation over the years, buying in massive amounts of stock at a discount to tangible book value and selling assets at a significant premium to book value.  All of this value-accretive activity has left the stock selling for roughly its book value with a highly liquid balance sheet and a very conservative investment portfolio.  We think it is worth more.  Eventually, we expect that White Mountains will continue to return capital to shareholders in an efficient manner, or they will find something truly attractive to buy.

Early in 2016, we bought a small stake in an industrial company (a new investment) that immediately leaped after our initial purchase.  We sold the position roughly three months later up about 70% and trading for roughly what we thought the business was worth.  While the dollar gain was not trivial, neither did it move the needle very far.  The overall benefit to the Fund would have been much greater had the investment declined after our initial purchase and given us the opportunity to increase the size of the position.  Instead, we ended up with a large percentage gain in a short time on a small position.  As you know, the Fund’s turnover is fairly low compared to most active managers and we do not need to be highly active.  However, we do need just a couple of really good opportunities in a year to make that year worthwhile – but we need to make them significant.  This was a missed opportunity.

The overall investment environment continues to be problematic amid what appears to be a soft business climate, many inflated asset classes, and few areas of growth.  Without officially entering recession, industrial production has decreased for nine months.  Factory orders have been weak for eighteen months.  Tax receipts have also turned down and it appears that perhaps due to the energy industry, commercial bankruptcies have turned up.  We are mindful that negative headlines can often precede better markets, however, general valuation levels temper those thoughts.  We continue to try to focus on businesses that generate cash and which can “help themselves” during a period where growth has been hard to find.

At the moment, cash effectively earns no return, though it remains a significant and strategic asset for the Fund.  Financial company spreads are also compressed.  Fund holdings such as Federated Investors, White Mountains, Leucadia National, and Walter have been negatively affected as short interest rates have not turned up as expected and remain extremely low.  But we note that with the exception of Walter, these companies have continued to build value during this period of depressed spreads, have paid dividends, and have maintained or improved already strong balance sheets.

GoodHaven Fund

Although it remains sensible for these and other inversely correlated businesses to expect an eventual (and perhaps outsize) benefit to more normalized interest rates, we recognize that as Dorothy exclaimed to Toto, “we’re not in Kansas anymore.”  Around the world, central bankers continue to go deeper and deeper down the rabbit hole of negative interest rates.3  Today, roughly $10 trillion of sovereign debt currently trades with negative yields as a direct consequence, not of market forces, but of central bank’s efforts at central planning.4

That so much debt trades with an effective interest rate below zero is historically an anomaly and is almost certainly encouraging significant mal-investment, rapidly rendering pensions and other entities dependent on long-dated returns insolvent, and causing conservative investors to reach for both yield and risk.  At the height of the Great Depression in the 1930s, considered the worst economy of modern times with 20% or more unemployment, negative yields occurred briefly, but were rare and short-lived.  However, for most issuers, you can go back hundreds of years and not find any period with rates at zero, let along below zero.  For investors with decades of experience and some study of history, the prices of long dated sovereign bonds seem somewhere between ludicrous and insane, especially given rapid appreciation, negative returns to maturity, and a significantly increasing supply.

Corporate debt has also risen significantly since the financial crisis of 2008.  Rather than using cash flows to reduce leverage, corporations have, on average, borrowed more to facilitate actions that would not be economic and would likely fail the test of reasonableness without an extraordinary low cost of capital, including many, but not all, acquisitions and share repurchases.  We make no pretense to offer any sort of certainty as to how this all works out, except to report a nagging and deep suspicion that current trends are unsustainable.  If so, the current situation will not end well for owners of high-priced and low-coupon debt, or investments that depend on ultra-low rates and yields continuing over the long term.  Longer-dated sovereign and high grade corporate asset classes represent ponds in which we have no desire to fish.5

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[3]
Baum’s book, The Wizard of Oz, is often assumed to be an allegory for monetary and political reform in the 1890s, referencing gold (the yellow-brick road) and silver (the ruby slippers were silver in the book). Many believe the cowardly lion to be a reference to William Jennings Bryan, whose “Cross of Gold” speech is considered to be one of America’s greatest political speeches, helping him to gain the Democratic nomination for President in 1896. But when discussing negative interest rates, Carroll’s Alice in Wonderland is almost certainly more appropriate.

[4]
A negative yield is where an investor is guaranteed to get back less than their initial investment at maturity, even accounting for interest payments. Historical examples of price controls of any kind usually cause eventual economic dislocations, whether the item being controlled is food, wages, or interest rates.

[5]
From late 1998 through early 2000, we had similar thoughts at prior firms about tech company share prices and wrote about them frequently as the bubble was inflating. Despite looking foolish for many months, our views were ultimately vindicated and reflected by performance.

GoodHaven Fund

During the last six months, both of your portfolio managers bought additional shares of the Fund as large holdings came under stress.  While nobody is immune from mistakes, we are trying to remain conservative amid unusual conditions.  General equity valuations are on the high side.  Sovereign and high-grade bonds seem excessively priced.  And the more central bankers try to avoid even the hint of recession, the more likely an eventual downturn will show up, as it always has.

That said, the Fund owns securities that appear (on average) priced with the potential to make us money, trading at a discount to our estimate of intrinsic value.6  The trends that caused us pain last year appear to have reversed and appear to now represent a tailwind.  We constantly are reviewing a long list of businesses we find attractive as well as a variety of distressed securities and have the liquidity and the ability to react to conditions opportunistically.7  What we will not do is take risks with your money that we are unwilling to take with our own.  Although it guarantees nothing, our personal investment in fund shares continues to rank us among the largest individual owners of the Fund, aligning our money with yours.

Sincerely,

Larry Pitkowsky	Keith Trauner

__________

[6]
We generally define intrinsic value as the value that would be received by a security holder if the entire entity was purchased by a rational and well-informed buyer, or if the net assets were liquidated and distributed to shareholders.

[7]
In the past, we have owned companies like Republic Services, Mohawk, and Microsoft that continue to interest us at a price.  We constantly review many companies, with just a few examples being businesses such as Apple, Union Pacific, Schwab, Dentsply, Deere, M&T Bank, and CME, as well as a number of other companies with distressed debt.

GoodHaven Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Must be preceded or accompanied by a prospectus. It is not possible to invest directly in an index.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.

Ebb and flow is a recurrent or rhythmical pattern of coming and going or decline and regrowth.

Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets.

Tangible Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets (but excluding the value of any intangible assets, such as goodwill).

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

GoodHaven Fund

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

June 28, 2016

Addendum to the Letter to Shareholders:

As we were finalizing this letter in late June, Britain voted to “Brexit” and leave the European political structure.  The event has created significant volatility in markets.  We have little direct exposure to this event, though a number of our companies have indirect exposure, either through European sales or assets, or because certain investments are primarily quoted in a non-U.S. currency.  We will almost certainly see some securities take a short-term hit as market uncertainty increases.  Nevertheless, our largest investment, Barrick, should be a beneficiary of these events and we have sufficient cash reserves to behave opportunistically, as we have always tried to do in the past.

Volatility and unexpected events are a part of the world in which we live, and we have always tried to operate secure in the knowledge that these events will happen from time to time.  Usually, such unexpected events will present some sort of investment opportunity, but not always immediately.  It is worth always remembering (French chemist) Pasteur’s dictum about luck: “Chance favors the prepared mind.”

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the GoodHaven Fund was $21.63 at May 31, 2016 based on 12,200,074 shares outstanding.  This compares to the Fund’s NAV of $20.52 at November 30, 2015, an NAV of $ 23.37 at May 31, 2015, and an NAV of $20.00 at inception on April 8, 2011.  Although the Fund did not pay a taxable distribution of capital gains or income in 2015, shareholders should be aware that the Fund has paid past capital gains and income distributions that reduced NAV by the amount of a distribution on the ex-dividend date.  Please note that except where otherwise indicated, discussions in this MD&A relate to the semi-annual period ended May 31, 2016.  The Fund’s performance for the period December 1, 2015 to May 31, 2016 was a gain of 5.41% compared to a gain of 1.93% for the S&P 500 Index.  The Fund’s 5 year annualized performance for the period ending May 31, 2016 was a gain of 3.32% compared to a gain of 11.67% for the S&P 500 Index. Since inception on April 8, 2011 and through May 31, 2016, the Fund’s annualized performance is a gain of 3.57% compared to an increase of 11.65% for the S&P 500 Index.  Please see the portfolio manager’s letter to shareholders for additional information regarding performance and comparisons to other indexes.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

During the semi-annual period ended May 31, 2016, the Fund transitioned from being a series of the Professionally Managed Portfolios Trust (PMP) to the GoodHaven Funds Trust (GoodHaven Trust).  Shareholders were asked to vote and approve on the reorganization out of PMP and into the GoodHaven Trust and we are gratified to report that the approval rate was over 99% of those who submitted a vote.  Subsequently, regulators requested that the Fund shareholders approve the election of Trustees of the GoodHaven Trust (who had been previously elected in accordance with long-standing industry practice and whose qualifications, names, and professional affiliations had been set forth in the prior proxy).  While management and its attorneys did not concur with the regulators view, it was determined to be in the best interests of the Fund, its shareholders, and its officers and Trustees to hold a second vote, where shareholders who voted approved the election of Trustees with over 99% in favor.  The costs of the transition and the costs of both votes were borne by the Fund’s advisor and not the Fund itself.

After a difficult 2015, the semi-annual period ended May 31, 2016 showed significantly improved results.  The period also had significant volatility, with a poor December and January offset by a sharp rebound in some large holdings thereafter.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

In effect, our portfolio experienced something of a regression to the mean with respect to energy and metals investments – something that had not occurred at all in the prior twelve months.  The portfolio managers believe that periods of higher volatility – such as occurred in the last six months – are actually helpful in terms of identifying opportunities satisfying the Fund’s overall investment criteria.

The portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.

Below is a table of the Fund’s top ten holdings and categories as of May 31, 2016.1

Top 10 Holdings*	%	Top Categories**	%
Barrick Gold Corp.	12.3%	Cash and Equivalents	23.2%
WPX Energy, Inc.***	11.2%	Oil & Gas Exploration
Alphabet, Inc. – Class A		& Production	13.9%
and Class C	5.8%	Metals & Mining	12.3%
Spectrum Brands		Computers &
Holdings, Inc.	4.4%	Peripheral Equipment	7.5%
White Mountains		Property/Casualty
Insurance Group	4.1%	Insurance	7.3%
Federated Investors,		Diversified Holding
Inc. – Class B	3.5%	Companies	6.8%
HP, Inc.	3.3%	Computer & Internet Software	5.8%
Leucadia National Corp.	3.3%	Consumer Products	4.4%
Alleghany Corp.	3.2%	Retailing	4.2%
Staples, Inc.	3.1%	Financial Services	3.5%
Total	54.2%		88.9%

*	Top ten holdings excludes cash, money market funds and Government and Agency Obligations
**	Where applicable, includes money market funds and short-term Government and Agency Obligations
***	Issuer total
[1]	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Fund’s assets have increased modestly since the last report, as modest outflows were offset by much better performance.  Overall, the actively managed fund industry has seen very large outflows in recent years with much of the money being diverted to passive index strategies and broadly diversified Exchange Traded Funds (ETFs).  The portfolio managers believe that these massive flows into index funds, ETFs and other broadly diversified equity vehicles at a time when indexes

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

appear richly valued by historic standards may represent the apex of recent trends.  In their view, the next several years may see flows reverse back toward active managers, as occurred after the technology bubble burst in March of 2000.

Since inception, the Fund has experienced some very significant inflows and then outflows, although as mentioned above, recent flows have been modest.  Management cautions that periods in which there are large new shareholder subscriptions or shareholder withdrawals may make management of the portfolio more difficult.  Management believes that a return to significant net new shareholder subscriptions will depend primarily on improved returns.  For the calendar year-to-date, the Fund gained 11.67% compared to a gain of 3.57% for the S&P 500 assuming reinvestment of dividends.  If current trends continue, management would expect new shareholder subscriptions to begin to increase.

The Fund’s investments are stated as of May 31, 2016, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the semi-annual period ended May 31, 2016 were Barrick Gold, WPX Energy, Spectrum Brands, Hewlett Packard Enterprise, and HP, Inc.  Barrick Gold rebounded sharply in response to an improving balance sheet, sharply reduced costs, and a modest increase in the price of gold and copper; WPX Energy rebounded after the company accomplished some significant asset repositioning and sales during a difficult period while oil and natural gas prices rebounded from multi-year lows set in early January; Spectrum Brands increased as the company’s cash flow continues to grow and the company acquired some new significant branded products; Hewlett Packard Enterprise rose as its profit margin improved following the split-up of old Hewlett-Packard into two separate companies; and HP, Inc. also saw its stock price rise in response to a low valuation, significant share repurchases, and maintenance of a sizeable dividend.

The Fund’s investments having the most negative impact on the portfolio for the semi-annual period ended May 31, 2016 were Walter Investment Management (Walter), Staples, and Sears Holdings.  Walter fell sharply in response to an unexpected and large drop in 10-year U.S. Treasury bond rates which impacted the carrying value of mortgage servicing assets, as well as management failures to execute on previously announced capital plans; Staples dropped following a legal ruling upholding the U.S. government’s anti-trust challenge to its proposed merger with Office Depot; and Sears Holdings declined in response to ongoing net losses that appeared to show little or no signs of management turn-around plans taking effect.

During the period, the Fund disposed of investments in HRG, Colfax, and Seacor.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

The managers of the Fund do not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  Such thoughts were partly evidenced by a significant turnaround in the prices of Barrick Gold and WPX Energy – two of the largest Fund investments.  Subsequent to the end of the semi-annual period, volatility in markets returned following the Brexit vote in which Great Britain voted to leave the European Union common political framework.  Management believes that such events are fairly common in market history and the volatility they create often helps to create investment opportunity, though not always immediately.  In general, management believes that a reasonable level of market volatility should help the portfolio managers as they seek to meet the Fund’s objectives.

Although macro events and trends, such as currency movement, political events, and natural disasters can move equity markets, the Fund’s portfolio managers generally do not try to predict or invest based on these factors.  Instead, they prefer to try to react to what happens and be positioned in such a way as to be able to take advantage of unexpected market action.

The Fund’s turnover rate, a measure of how frequently assets within a fund are bought and sold by the managers, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management, LLC, the Fund’s investment advisor.  Recent turnover rates have been influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund.  Accordingly, we believe the recent turnover rates, although still low compared to most actively-managed funds, tend to overstate the actual turnover intended by the portfolio managers due to redemption activity in the last twelve months.  Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and may hold some modest hedges from time to time.  There is no guarantee that such hedges will protect against loss and the Fund may lose money should volatility be reduced in future months.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments.

As of the end of the semi-annual period, the Fund is operating with a significant position in cash and equivalent investments.  This position reflects high average equity valuations, the opportunity set we see, and other factors.  The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments from time-to-time.  Currently, significant cash holdings pay essentially no return given ultra-low interest rates around the world.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

After the Fund experienced significant cash inflows in 2013 due to new shareholder subscriptions, much of which occurred after the stock market had already experienced a significant rally, the flows reversed and the Fund saw significant redemptions in fiscal 2014, particularly in the second half of the fiscal year.  Second, the rise in general stock prices has made bargains more difficult to find and slowed reinvestment.  Third, for a variety of factors, we believe that having a cash cushion at a time of generally elevated prices and investor ebullience is a strategic advantage. Although not obvious in results, cash has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash position for an extended period of time if, in the opinion of the portfolio managers, market conditions are unfavorable.  At times when liquidity is high, the Fund may underperform a strongly rising stock market.  We note that although the Fund had significant liquidity during the period from inception in April 2011 through May of 2014 (including a sizeable amount related to a large cash influx due to new Fund share subscriptions), performance was still reasonable by relative and absolute standards over that time frame.  From May of 2014 through November 2015, the Fund significantly underperformed most equity indexes, primarily from depreciation of equity holdings, but also from having liquidity during a period when indexes significantly appreciated.  Since then, performance has begun to rebound in a meaningful manner.

Although change in the value of foreign currencies may affect gain and loss on non U.S. investments, we do not expect significant long term capital gain or loss resulting from currency exposure. However, a strong dollar over any particular measurement period typically results in currency translation losses and may serve to reduce reported earnings of companies with significant non-U.S. revenues when reported in dollar terms or companies whose primary listing is in a currency other than the U.S. Dollar.  Such reduced earnings could negatively affect those market prices, although we would expect such negative effects to be primarily a short-term phenomenon.

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress that could adversely impact the Fund.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s NAV more negatively than would occur in a more diversified fund.

As of May 31, 2016, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 246,752 shares of the Fund.  The portfolio managers added to personal holdings during the semi-annual period.  It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SECTOR ALLOCATION at May 31, 2016 (Unaudited)

Sector	% of Net Assets

Cash & Equivalents[1]	23.2%
Oil & Gas Exploration & Production	13.9%
Metals & Mining	12.3%
Computers & Peripheral Equipment	7.5%
Property/Casualty Insurance	7.3%
Diversified Holding Companies	6.8%
Computer & Internet Software	5.8%
Consumer Products	4.4%
Retailing	4.2%
Financial Services	3.5%
Loan Servicing	2.9%
Telecommunications	2.5%
Guernsey Investment Fund	2.2%
Marine Services & Equipment	2.0%
Real Estate Investment Trusts	1.2%
Miscellaneous	0.3%
Total	100.0%

[1]	Represents cash and other assets in excess of liabilities.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2016 (Unaudited)

Shares	COMMON STOCKS – 72.7%	Value

	Computer & Internet Software – 5.8%
9,000	Alphabet, Inc. – Class A1	$6,739,650
11,500	Alphabet, Inc. – Class C1	8,460,780
		15,200,430

	Computers & Peripheral Equipment – 7.5%
433,400	Hewlett Packard Enterprise Co.	8,004,898
653,400	HP, Inc.	8,742,492
343,742	Systemax, Inc.[1,2]	3,124,615
		19,872,005

	Consumer Products – 4.4%
100,000	Spectrum Brands Holdings, Inc.	11,657,000

	Diversified Holding Companies – 6.8%
29,200	Berkshire Hathaway, Inc. – Class B1	4,103,768
1,035,320	Dundee Corp.[1,2]	5,266,012
477,512	Leucadia National Corp.	8,642,967
		18,012,747

	Financial Services – 3.5%
290,300	Federated Investors, Inc. – Class B	9,382,496

	Loan Servicing – 2.9%
1,542,906	Walter Investment Management Corp.[1,2,3]	7,668,243

	Marine Services & Equipment – 2.0%
376,694	Stolt-Nielsen Ltd.[2]	5,178,327

	Metals & Mining – 12.3%
1,932,150	Barrick Gold Corp.	32,402,155

	Oil & Gas Exploration & Production – 13.5%
1,618,100	Birchcliff Energy Ltd.[1]	7,082,697
2,780,055	WPX Energy, Inc.[1]	28,606,766
		35,689,463

	Property/Casualty Insurance – 7.3%
15,482	Alleghany Corp.[1]	8,435,058
13,411	White Mountains Insurance Group	10,800,951
		19,236,009

	Retailing – 4.2%
218,000	Sears Holdings Corp.[1]	2,890,680

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2016 (Unaudited) (Continued)

Shares	COMMON STOCKS – 72.7% (Continued)	Value
	Retailing – 4.2% (Continued)
921,900	Staples, Inc.	$8,112,720
		11,003,400
	Telecommunications – 2.5%
130,000	Verizon Communications, Inc.	6,617,000
	TOTAL COMMON STOCKS
	(Cost $200,118,207)	191,919,275

	GUERNSEY INVESTMENT FUND – 2.2%
1,036,487	JZ Capital Partners Limited[2]	5,847,166
	TOTAL GUERNSEY INVESTMENT FUND
	(Cost $5,910,842)	5,847,166

	REAL ESTATE INVESTMENT TRUSTS – 1.2%
68,058	Seritage Growth Properties	3,144,960
	TOTAL REAL ESTATE INVESTMENT TRUSTS
	(Cost $2,635,891)	3,144,960

Principal
Amount	CORPORATE BONDS – 0.4%
	Oil & Gas Exploration & Production – 0.4%
$1,000,000	WPX Energy, Inc. 5.250% due 1/15/2017	1,002,500
	TOTAL CORPORATE BONDS
	(Cost $950,118)	1,002,500

	MISCELLANEOUS SECURITIES – 0.3%[1,4]
	TOTAL MISCELLANEOUS SECURITIES
	(Cost $1,106,971)	692,000
	Total Investments
	(Cost $210,722,029) – 76.8%	202,605,901
	Cash and Other Assets in
	Excess of Liabilities – 23.2%	61,339,386
	TOTAL NET ASSETS – 100.0%	$263,945,287

[1]	Non-income producing security.
[2]	A portion of this security is considered illiquid. As of May 31, 2016, the total market value of illiquid securities was $13,151,978 or 5.0% of net assets.
[3]	Affiliated company as defined by the Investment Company Act of 1940.
[4]	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2016 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value
(Cost $176,856,239) (Note 2)	$194,937,658
Investments in securities of affiliated issuers, at value
(Cost $33,865,790) (Note 6)	7,668,243
Total investments, at value (Cost $210,722,029)	202,605,901

Cash	61,493,981
Receivables:
Fund shares sold	343,237
Dividends and interest	246,153
Total assets	264,689,272

LIABILITIES
Payables:
Investment securities purchased	359,832
Management fees	200,639
Fund shares redeemed	138,927
Support services fees	44,587
Total liabilities	743,985

NET ASSETS	$263,945,287

COMPONENTS OF NET ASSETS
Paid-in capital	$276,973,620
Accumulated net investment loss	(2,530,526)
Accumulated net realized loss on investments	(2,381,679)
Net unrealized depreciation on investments	(8,116,128)
Net assets	$263,945,287

Net Asset Value (unlimited shares authorized):
Net assets	$263,945,287
Shares of beneficial interest issued and outstanding	12,200,074
Net asset value, offering and redemption price per share	$21.63

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2016 (Unaudited)

INVESTMENT INCOME
Dividends from unaffiliated investments	$1,285,477
Interest	98,581
Total investment income	1,384,058

EXPENSES (NOTE 3)
Management fees	1,126,501
Support services fees	250,334
Total expenses	1,376,835
Net investment income	7,223

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS & FOREIGN CURRENCY
Net realized gain (loss) on transactions from:
Unaffiliated investments, options & foreign currency	1,003,988
Affiliated investments (Note 6)	(2,113,819)
Net realized loss	(1,109,831)
Net change in unrealized appreciation/depreciation
on investments & options	15,172,265
Net realized and unrealized gain on investments	14,062,434
Net increase in net assets resulting from operations	$14,069,657

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2016	Year Ended
	(Unaudited)	November 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,223	$184,796
Net realized gain (loss) on unaffiliated
investments, options, affiliated investments,
written options & foreign currency	(1,109,831)	2,160,801
Change in unrealized appreciation/
depreciation on investments, options,
written options & foreign currency	15,172,265	(63,929,472)
Net increase (decrease) in net assets
resulting from operations	14,069,657	(61,583,875)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments	—	(25,958,120)
Total distributions to shareholders	—	(25,958,120)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares[1]	(17,974,432)	(88,302,552)
Total decrease in net assets	(3,904,775)	(175,844,547)

NET ASSETS
Beginning of period/year	267,850,062	443,694,609
End of period/year	$263,945,287	$267,850,062
Accumulated net investment loss	$(2,530,526)	$(2,537,749)

[1]	Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	May 31, 2016 (Unaudited)		November 30, 2015
	Shares	Value	Shares	Value
Shares sold	1,853,008	$35,828,903	5,005,468	$111,749,266
Shares issued in
reinvestment of
distributions	—	—	1,018,626	24,956,339
Shares redeemed[2]	(2,705,950)	(53,803,335)	(9,544,663)	(225,008,157)
Net decrease	(852,942)	$(17,974,432)	(3,520,569)	$(88,302,552)

[2]	Net of redemption fees of $5,867 and $87,839, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	May 31,					Period Ended
	2016	Year Ended November 30,				November 30,
	(Unaudited)	2015	2014	2013	2012	2011[1]
Net asset value at
beginning of period/year	$20.52	$26.77	$28.26	$24.00	$20.52	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.00 [3]	0.01	(0.03)	0.02	0.21	0.02
Net realized and unrealized
gain (loss) on investments	1.11	(4.40)	(1.16)	4.65	3.29	0.49
Total from
investment operations	1.11	(4.39)	(1.19)	4.67	3.50	0.51

LESS DISTRIBUTIONS
From net investment income	—	—	—	(0.32)	(0.01)	—
From net realized gain	—	(1.87)	(0.30)	(0.09)	(0.01)	—
Total distributions	—	(1.87)	(0.30)	(0.41)	(0.02)	—
Paid-in capital from
redemption fees	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value,
end of period/year	$21.63	$20.52	$26.77	$28.26	$24.00	$20.52

Total return	5.41%[4]	(17.49)%	(4.26)%	19.74%	17.08%	2.60%[4]

SUPPLEMENTAL DATA/RATIOS
Net assets at end of
period/year (millions)	$263.9	$267.9	$443.7	$553.5	$223.7	$90.9
Portfolio turnover rate	7%[4]	18%	37%	12%	11%	12%[4]

Ratio of expenses to
average net assets	1.10%[5]	1.10%	1.10%	1.10%	1.10%	1.10%[5]
Ratio of net investment
income (loss) to
average net assets	0.01%[5]	0.06%	(0.11)%	0.08%	0.92%	0.13%[5]

[1]	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.
[2]	Calculated using the average shares outstanding method.
[3]	Amount is less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the “Trust”) was organized as a Delaware Statutory trust on December 18, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company.  The GoodHaven Fund (the “Fund”), previously part of another investment company, Professionally Managed Portfolios, reorganized effective as of the close of business on March 30, 2016.  See Note 2 for a discussion of the results of the special meeting of shareholders in which the reorganization was approved.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on U.S. national or foreign securities exchanges, are valued at either the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2016 (Unaudited) (Continued)

highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2016 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2016. See the Schedule of Investments for the industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$191,919,275	$—	$—	$191,919,275
Guernsey
Investment Fund	5,847,166	—	—	5,847,166
Real Estate
Investment Trusts	3,144,960	—	—	3,144,960
Corporate Bonds	—	1,002,500	—	—
Miscellaneous
Securities	—	692,000	—	692,000
Total Investments	$200,911,401	$1,694,500	$—	$202,605,901

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.

There were no transfers into or out of Level 1 or 2 during the period ended May 31, 2016.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2016 (Unaudited) (Continued)

Balance Sheet

Fair values of derivative instruments as of May 31, 2016:

	Asset Derivatives as of		Liability Derivatives as of
	May 31, 2016		May 31, 2016
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts:
Put Options	Investments in
Purchased	securities, at value	$ 692,000	None	$ —

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2016:

Change in
	Location of	Realized	Unrealized
	Gain (Loss)	Gain (Loss)	Appreciation/
	on Derivatives	on Derivatives	Depreciation
Derivative	Recognized	Recognized	on Derivatives
Instruments	in Income	in Income	in Income
Equity Contracts:
Put Options	Realized and
Purchased	Unrealized
Gain (Loss)
on Unaffiliated
Investments, Options
	& Foreign Currency	$(1,574,760)	$264,009

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2016 (Unaudited) (Continued)

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after November 30, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of November 30, 2015, the Fund had $2,234,187 in late year losses. For the year ended November 30, 2015, the Fund had short-term capital loss carryovers of $395,383, with unlimited expiration.

As of May 31, 2016, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the Commonwealth of Delaware. As of May 31, 2016, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2016 (Unaudited) (Continued)

affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2016 (Unaudited) (Continued)

whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume for the period ended May 31, 2016:

Average market value of:
Options purchased	$260,952

J.
Recent Accounting Pronouncement. In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

K.	Shareholder Meetings.

(a) At a special meeting of the shareholders held on March 28, 2016, the Fund’s shareholders voted on one proposal:

Proposal 1 – To approve the Agreement and Plan of Reorganization on behalf of the Fund.

For %	Against %	Abstain %
99.14%	0.44%	0.43%

(b) At a special meeting of the shareholders held on May 10, 2016, the Fund’s shareholders voted on one proposal:

Proposal 1 – To approve the election of the Trustees of the GoodHaven Funds Trust.

Name	For %	Withhold %
Richard A. Conn, Jr.	99.34%	0.66%
Bruce A. Eatroff	99.22%	0.78%
Steven H. Tishman	99.23%	0.77%
Larry Pitkowsky	99.38%	0.62%
Keith Trauner	99.40%	0.60%

L.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2016 (Unaudited) (Continued)

determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the period ended May 31, 2016, is disclosed in the Statement of Operations.

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the period ended May 31, 2016, is disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates payment of fund expenses, prepares expense accruals and prepares materials supplied to the Board of Trustees. Per the Support Agreement, fees paid by the Advisor to USBFS for these services for the period ended May 31, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2016 (Unaudited) (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the period ended May 31, 2016 were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$12,858,003	$16,171,733

There were no purchases or sales of long-term U.S. Government securities for the period ended May 31, 2016.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended May 31, 2016 (estimate) and year ended November 30, 2015 was as follows:

	May 31, 2016	November 30, 2015
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	—	25,958,120

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$213,726,835
Gross tax unrealized appreciation	39,667,206
Gross tax unrealized depreciation	(63,632,542)
Net tax unrealized appreciation	(23,965,336)
Unrealized currency appreciation	—
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated loss	(3,132,654)
Total accumulated earnings	$(27,097,990)

The difference between book basis and tax basis unrealized appreciation was primarily attributable to wash sale adjustments. The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of Passive Foreign Investment Companies held by the Fund.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2016 (Unaudited) (Continued)

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and the Advisor. For the period ended May 31, 2016, the Fund had the following transactions with affiliated companies:

As of May 31, 2016, the value of all securities of affiliated companies held in the Fund is $7,668,243, representing 2.9% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	Nov. 30,			May 31,	Gain	Dividend	May 31,	Acquisition
Issuer	2015	Purchases	Sales	2016	(Loss)	Income	2016	Cost
Walter
Investment
Management
Corp.	1,633,106	25,000	115,200	1,542,906	$(2,113,819)	$—	$7,668,243	$33,865,790
Total							$7,668,243	$33,865,790

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2016 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including management fees and support service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 – May 31, 2016).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes, but is not limited to, management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2016 (Unaudited) (Continued)

transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2015 –
	December 1, 2015	May 31, 2016	May 31, 2016[1]
Actual	$1,000.00	$1,054.10	$5.65
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.50	$5.55

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 (to reflect the on half-year period).

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Consideration and Approval of Investment Advisory Agreement

Mr. Westle next addressed the Board with respect to the approvals necessary and appropriate at this time.  Mr. Westle reviewed with the Board the Gartenberg memorandum, a copy of which was previously provided to the Board and was included in the Board Book.  Mr. Westle referenced the Gartenberg memorandum and reviewed with the Board certain key factors they should consider, including: (i) the nature, extent and quality of services to be provided by the investment adviser, as appropriate, (ii) the investment performance of the investment adviser, as appropriate, with respect to the GoodHaven Fund (the “Fund”), (iii) the proposed fees and expenses under the investment advisory agreement, (iv) the economies of scale expected to be achieved, and (v) the investment adviser’s profitability.  Mr. Westle emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreement and the weight to be given to each factor.  Mr. Westle also noted that each Trustee may weigh the various factors differently in reaching his conclusion with respect to the approval of the investment advisory agreement. Mr. Westle stated that to assist the Board in making a determination, responses from the Adviser to the 15(c) questionnaire drafted by counsel and comparative data (particularly as to fees and expenses) to other mutual funds and peer groups was provided to the Board as part of the Board Book.

Consideration and Approval of Investment Advisory Agreement

Following the executive session, the Board was reconvened in its entirety and Mr. Westle reported that the Independent Trustees had concluded their deliberations.  He then stated that the Independent Trustee’s deliberations included the following:

Nature, Extent and Quality of Service.  The Board, including the Independent Trustees (referenced herein as the “Board”) noted that the Adviser will provide all investment research and analysis, portfolio management and execution decisions for the Fund.  The Board reviewed the background information of the key investment personnel who will be responsible for servicing the Fund.  The Board recognized that each portfolio manager has over 25 years of experience in executive management positions with various advisory firms and average nearly 30 years of experience as research analysts and portfolio managers. Both had served as portfolio managers of a fund that grew from zero to more than $10 billion in assets under management at the time of their departure and one had served as a Trustee of that fund’s Board of Trustees and as the Chief Compliance Officer of a fund for several years.  The Board stated that the key investment personnel’s extensive experience in the mutual fund industry and in managing the predecessor fund and implementing the Adviser’s principal investment strategies will be a significant asset to the Fund and the Adviser.  The Board discussed the Adviser’s proposed risk

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

management policies and procedures to manage and control the risks associated with providing investment advisory services to the Fund.  The Board noted that the Adviser intends to put controls in place to minimize risks associated with trading, allocations, trade reviews, conflicts of interest and other risks.  The Adviser also has specific statutory guidelines with respect to portfolio concentration as well as internal and general guidelines designed to limit risks attributable to a single security.  The Board recognized that the portfolio managers will utilize a variety of information sources to implement the Fund’s strategy and from time to time, hire third parties to conduct investigative research and interview industry participants in areas where the Adviser believes there may be investment opportunity.  The Board concluded that the Adviser will provide a high level quality of service to the Fund for the benefit of the Fund and its shareholders.

Performance.  The Trustees reviewed the performance of the current GoodHaven Fund, a series of Professionally Managed Portfolios, and discussed the performance relative to its peer group, Morningstar category and index.  The Trustees noted that from inception in April 2011 through May 31, 2014 the current GoodHaven Fund either matched or exceeded most broad equity indexes despite large cash inflows during a period of mostly rising markets.  The Board recognized that since May 31, 2014 the current GoodHaven Fund had underperformed its benchmark. The Board noted that the new Fund will continue to have a value investment strategy and believes that it will have positive long-term performance.  After further discussion, the Board concluded that the current GoodHaven Fund’s performance was reasonable and that they expected future performance to benefit the Fund and its shareholders.

Fees and Expenses.  The Board discussed the proposed advisory fee to be paid by the Fund.  The Trustees agreed that the advisory fee structure was fair and competitive in comparison to many funds within its peer group.  Additionally, the Board recognized that the fee levels are appropriate given the proposed Fund’s size, history, performance, and operations.  After further discussion, the Trustees concluded that the proposed advisory fee was reasonable with respect to the Fund.

Economies of Scale.  The Board considered the economies of scale and noted that the current GoodHaven Fund has yet to achieve a sufficient amount of assets to warrant a discussion on economies of scale.  Nevertheless, the Board considered and noted that the fees being charged by the Adviser were competitive with similar funds that had far larger assets under management or that were part of fund families with very large asset bases and where these comparable entities enjoyed significant scale benefits.  The Adviser agreed with the Board that they should consider breakpoints when asset levels for the Fund reach appropriate levels.  After discussion, the Board agreed that based on the current size of the Fund, it does not appear that economies of scale will be reached at this time, however, the matter would be revisited in the future as Fund assets materially increase.

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Profitability.  The Trustees reviewed the Adviser’s financial statements and allocation of expenses.  The Board recognized that the Adviser will receive an advisory fee of 0.90% and  a support servicing fee of 0.20% for a total fee of 1.10% from the Fund, which is a comparable fee to the Fund’s peer group.  The Board acknowledged that the Adviser in the past was generally profitable based on the size of the GoodHaven Fund, a series of Professionally Managed Portfolios.  After a brief discussion, the Trustees concluded that the Adviser’s previous profitability was not excessive and, therefore, intends that the Adviser’s profitability with respect to the Fund will be reasonable in the future.

Conclusion.  Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of Counsel, the Board concluded that the fee structure is reasonable and that approval of the investment advisory agreement is in the best interests of the shareholders.

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—
information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida 33143

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-536-3230

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
BLANK ROME LLP
405 Lexington Ave
New York, New York 10174

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 38217G103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  GoodHaven Funds Trust

By (Signature and Title)          /s/Larry Pitkowsky
Larry Pitkowsky, Principal Executive Officer and Principal
Financial and Accounting Officer

Date     July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/Larry Pitkowsky
Larry Pitkowsky, Principal Executive Officer and Principal
Financial and Accounting Officer

Date     July 27, 2016

* Print the name and title of each signing officer under his or her signature.